Line 0.00 Left Margin 2.90 Right Margin 5.00 LCNB Investment Highlights November 2017

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Footnote Margin 4.60 Colors FBR Sky 178 210 224 FBR Forest 0 72 70 FBR Cream 222 215 170 FBR Burgundy 110 0 50 FBR Silver 178 178 178 FBR Blue 5 5 80 FBR Sage 122 178 175 FBR Tan 184 155 104 FBR Brick 200 100 100 FBR Charcoal 51 51 51 FBR Steel 45 55 125 FBR Brown 87 61 17 Shading 234 234 234 3.65 3.10 2.70 2.90 2.20 3.00 3.85 From LCNB’s current Strategic Plan: • Provide above average returns to shareholders by achieving the ROAA and ROAE goals set forth in this plan (1.00% bank ROAA and 10.0% consolidated ROAE) • Give back locally in both time and dollars to be the “Hometown Bank” in the communities we serve • Solidify and enhance customer relationships to become “Your Bank for Life” for our customers • Continue to attract and recruit high performing candidates while providing current staff and management career growth opportunities, as well as, becoming the “employer of choice” in our markets • Continue to maintain strong regulatory standing as measured by the CAMELS ratings LCNB Corporate Goals 1 Shareholders Communities Customers Employees Regulators

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Footnote Margin 4.60 Colors FBR Sky 178 210 224 FBR Forest 0 72 70 FBR Cream 222 215 170 FBR Burgundy 110 0 50 FBR Silver 178 178 178 FBR Blue 5 5 80 FBR Sage 122 178 175 FBR Tan 184 155 104 FBR Brick 200 100 100 FBR Charcoal 51 51 51 FBR Steel 45 55 125 FBR Brown 87 61 17 Shading 234 234 234 3.65 3.10 2.70 2.90 2.20 3.00 3.85  Consistent high-performing driven by disciplined organic loan growth, diversified revenue base, and low-cost, core deposits – 37 of the last 40 years with 1% or above ROAA1  Consistently stable dividends (current yield of 3.05%)  Strong asset quality and capital ratios driven by conservative underwriting of loans and robust earnings  Leverageable platform and ability to drive earnings growth through acquisitions LCNB Overview 2 Stable & Attractive Markets Consistent High-Performing Franchise Seasoned Management Team Financially Attractive Acquisitions  140 year-old community bank located in attractive markets in southwestern Ohio with good demographics, stable home prices, and sound economic activity  Recently added Columbus to market with LPO opening June 2017  Seasoned management team with extensive history of working together  Top seven executives have an average of 32 years of experience Source: S&P Global Market Intelligence, a division of S&P Global, Company documents. 1 Company data from 1975 to 2016. 2 BNB Bancorp acquisition completed 4/15, Eaton National Bank and Trust acquisition completed 1/14, and First Capital Bancshares acquisition completed 1/13 3 Defined as banks and thrifts (excluding mutuals and merger targets) headquartered in the following MSAs: Athens, Bellefontaine, Celina, Chillicothe, Cincinnati, Columbus, Dayton, Greenville, Huntington- Ashland, Point Pleasant, Portsmouth, Sidney, Springfield, Urbana, Wapakoneta, Washington Court House and Wilmington.  LCNB viewed as “acquirer of choice” in its markets  Successfully completed three acquisitions since 20132  Target-rich environment for additional acquisitions  24 banks with assets between $200 million and $800 million in and around current markets3  Highly selective in choosing right partner

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Footnote Margin 4.60 Colors FBR Sky 178 210 224 FBR Forest 0 72 70 FBR Cream 222 215 170 FBR Burgundy 110 0 50 FBR Silver 178 178 178 FBR Blue 5 5 80 FBR Sage 122 178 175 FBR Tan 184 155 104 FBR Brick 200 100 100 FBR Charcoal 51 51 51 FBR Steel 45 55 125 FBR Brown 87 61 17 Shading 234 234 234 3.65 3.10 2.70 2.90 2.20 3.00 3.85  Headquartered in Lebanon, Ohio (Warren County) with $1.3 billion in assets and $1.1 billion in deposits  35 branches in southwestern Ohio, primarily in and around the attractive Cincinnati MSA  10th largest bank in the Cincinnati MSA by deposits – Warren County, inside Cincinnati MSA, is the fourth fastest growing county of the 88 counties in Ohio with a 3.9% projected 5-year population growth rate – Warren County also possesses the second highest median household income in Ohio at $88,000 compared to the national average of $61,000.  LCNB’s major business lines include: – Retail – Commercial – Trust and Investments with $327 million under management and an Investment Services Division with $220 million LCNB Franchise 3 LCNB Branch Map LCNB Deposits in Top Three Markets Source: S&P Global Market Intelligence, a division of S&P Global, Company documents. Deposit data and rankings as of 6/30/17 Loan production office in Columbus, Ohio. 2017 Deposits Percent of Market Branches Rank ($000) Franchise (%) Cincinnati 20 11 $727,118 63.5% Dayton 4 14 $137,865 12.1% Chillicothe 4 5 $102,837 9.0% Total in Top 3 28 $967,820 84.6%

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Footnote Margin 4.60 Colors FBR Sky 178 210 224 FBR Forest 0 72 70 FBR Cream 222 215 170 FBR Burgundy 110 0 50 FBR Silver 178 178 178 FBR Blue 5 5 80 FBR Sage 122 178 175 FBR Tan 184 155 104 FBR Brick 200 100 100 FBR Charcoal 51 51 51 FBR Steel 45 55 125 FBR Brown 87 61 17 Shading 234 234 234 3.65 3.10 2.70 2.90 2.20 3.00 3.85 LCNB Recent Events 4 Highlights of 3Q 2017 Current Strategic Initiatives Adding to Earnings Momentum  LCNB reported quarterly EPS of $0.31 and $0.93 for YTD ending 09/30/17.  Net interest income up from $10.07 million in 2Q 2017 to $10.15 million in 3Q 2017.  Quarterly ROAA and ROATCE remained strong at 0.94% and 11.12%, respectively.  Asset quality remained strong with 3Q 2017 NPAs/assets (excluding TDRs) of 0.34%, decreased charge-off ratio from 0.08% in 2Q 2017 to 0.02% in net recoveries in 3Q 2017.  LCNB continued to be well capitalized, with 3Q 2017 tangible common equity to tangible assets of 9.02%.  Loan origination traction from Columbus LPO  Trust and Investment Services – new leadership  Asset sensitive balance sheet – well-positioned for rising rates  Low cost core deposit base and large off-balance sheet deposit balances  Branch network evaluation – 2 offices closed in 2017  M&A capacity – new operations center and main office  Greater efficiency through new LOS system

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Footnote Margin 4.60 Colors FBR Sky 178 210 224 FBR Forest 0 72 70 FBR Cream 222 215 170 FBR Burgundy 110 0 50 FBR Silver 178 178 178 FBR Blue 5 5 80 FBR Sage 122 178 175 FBR Tan 184 155 104 FBR Brick 200 100 100 FBR Charcoal 51 51 51 FBR Steel 45 55 125 FBR Brown 87 61 17 Shading 234 234 234 3.65 3.10 2.70 2.90 2.20 3.00 3.85 LCNB Management Team 5 Experienced management team with an average of 32 years of banking experience and many executives have worked together for over 20 years Name Years of Banking Experience Title Background Stephen P. Wilson 42 Chairman Joined LCNB in 1975 and LCNB Board of Directors in 1982. Former CEO of LCNB, Chairman of the American Bankers Association (2010 - 2011), and a former Board Member of the Federal Reserve Bank of Cleveland. Steve P. Foster 43 CEO Joined LCNB in 1977 and has served as Internal Auditor, Branch Manager, Loan Officer, and CFO. He was elected to the LCNB Board of Directors in 2005. Robert C. Haines 25 Chief Financial Officer Joined LCNB in 1992 and has served as Internal Auditor, Assistant Trust Officer, Vice President of IT, and CFO. He also serves as LCNB's primary contact with its transfer agent. Eric J. Meilstrup 29 Executive Vice President Joined LCNB in 1988 and has served in Item Processing and various positions in Operations. Currently runs LCNB Operations. Michael R. Miller 33 Executive Vice President Joined LCNB in April of 2017 and serves as Head of the Trust Department. Matthew P. Layer 35 Executive Vice President Joined LCNB in 1982 and has served as Branch Manager, Head of Secondary Markets, Head of Real Estate Lending, and Chief Lending Officer. Bradley A. Ruppert 18 Executive Vice President Joined LCNB in 2008 and serves as the bank’s Chief Investment Officer.

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Footnote Margin 4.60 Colors FBR Sky 178 210 224 FBR Forest 0 72 70 FBR Cream 222 215 170 FBR Burgundy 110 0 50 FBR Silver 178 178 178 FBR Blue 5 5 80 FBR Sage 122 178 175 FBR Tan 184 155 104 FBR Brick 200 100 100 FBR Charcoal 51 51 51 FBR Steel 45 55 125 FBR Brown 87 61 17 Shading 234 234 234 3.65 3.10 2.70 2.90 2.20 3.00 3.85 LCNB Financial Performance – Consistently High-Performing 6 Source: S&P Global Market Intelligence, a division of S&P Global, Company documents YTD 2012 2013 2014 2015 2016 9/30/17 12/31/16 3/31/17 6/30/17 9/30/17 Total Assets $788,637 $932,338 $1,108,066 $1,280,531 $1,306,799 $1,314,319 $1,306,799 $1,319,074 $1,335,571 $1,314,319 Gross Loans $453,783 $574,354 $698,956 $770,938 $819,803 $834,204 $819,803 $810,481 $826,933 $834,204 Reserves $3,437 $3,588 $3,121 $3,129 $3,575 $3,407 $3,575 $3,328 $3,382 $3,407 Deposits $671,471 $785,761 $946,205 $1,087,160 $1,110,905 $1,121,523 $1,110,905 $1,148,198 $1,143,920 $1,121,523 Total Equity $82,006 $118,873 $125,695 $140,108 $142,944 $149,713 $142,944 $145,318 $147,927 $149,713 Common Equity $82,006 $118,873 $125,695 $140,108 $142,944 $149,713 $142,944 $145,318 $147,927 $149,713 Loans / Deposits 67.58% 73.10% 73.87% 70.91% 73.80% 74.38% 73.80% 70.59% 72.29% 74.38% Total Equity / Assets 10.40% 12.75% 11.34% 10.94% 10.94% 11.39% 10.94% 11.02% 11.08% 11.39% Tangible Equity / Tangible Assets 9.71% 11.18% 8.72% 8.43% 8.54% 9.05% 8.54% 8.65% 8.76% 9.05% Tangible Common Equity / Tangible Assets 9.71% 11.18% 8.72% 8.43% 8.54% 9.05% 8.54% 8.65% 8.76% 9.05% Stated Net Income ($000) $8,270 $8,780 $9,869 $11,474 $12,482 $9,355 $3,654 $3,246 $3,003 $3,106 Core Net Income ($000) $7,154 $9,240 $11,055 $12,025 $12,431 $9,579 $3,696 $3,366 $3,034 $3,178 Core ROAA 0.89% 0.98% 0.99% 0.98% 0.95% 0.97% 1.12% 1.03% 0.92% 0.97% Core ROAE 8.84% 9.49% 9.01% 8.83% 8.56% 8.66% 10.08% 9.31% 8.21% 8.47% ROATCE 11.08% 10.96% 11.06% 11.68% 11.73% 11.42% 13.42% 12.19% 10.98% 11.12% Net Interest Margin 3.52% 3.57% 3.66% 3.64% 3.51% 3.52% 3.58% 3.51% 3.49% 3.55% Efficiency Ratio 62.85% 63.10% 61.77% 60.60% 61.21% 63.05% 58.07% 60.54% 64.05% 64.49% NPAs / Assets (Excludes Restructured) 0.57% 0.47% 0.63% 0.20% 0.44% 0.33% 0.44% 0.29% 0.28% 0.33% NCOs / Average Loans 0.18% 0.08% 0.21% 0.18% 0.06% 0.06% 0.14% 0.13% 0.08% -0.02% Res rves / Gross Loans 0.76% 0.62% 0.45% 0.41% 0.44% 0.41% 0.44% 0.41% 0.41% 0.41% Common Shares Outstanding 6,731,900 9,287,536 9,311,318 9,925,547 9,998,025 10,018,507 9,998,025 10,009,642 10,014,004 10,018,507 Book Value Per Share $12.18 $12.80 $13.50 $14.12 $14.30 $14.94 $14.30 $14.52 $14.77 $14.94 Tangible Book Value Per Share $11.29 $11.02 $10.08 $10.58 $10.86 $11.57 $10.86 $11.11 $11.38 $11.57 Stated EPS $1.22 $1.10 $1.05 $1.17 $1.25 $0.93 $0.37 $0.32 $0.30 $0.31 Core EPS $1.06 $1.16 $1.18 $1.23 $1.24 $0.95 $0.37 $0.33 $0.30 $0.32 Dividends Paid $0.64 $0.64 $0.64 $0.64 $0.64 $0.48 $0.16 $0.16 $0.16 $0.16 Dividend Payout Ratio 52.46% 58.18% 60.95% 54.70% 51.20% 51.61% 43.24% 50.00% 53.33% 51.61% Quarter Ended Ba lan ce S he et ($0 00 ) Ca pit al Ra tio s (% ) Pr ofi tab ilit y (% ) As se t Qu ali ty (% ) Pe r S ha re Da ta (% ) Calendar Year Ended

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Footnote Margin 4.60 Colors FBR Sky 178 210 224 FBR Forest 0 72 70 FBR Cream 222 215 170 FBR Burgundy 110 0 50 FBR Silver 178 178 178 FBR Blue 5 5 80 FBR Sage 122 178 175 FBR Tan 184 155 104 FBR Brick 200 100 100 FBR Charcoal 51 51 51 FBR Steel 45 55 125 FBR Brown 87 61 17 Shading 234 234 234 3.65 3.10 2.70 2.90 2.20 3.00 3.85 LCNB Consistent Profitability - ROATCE 7 Source: S&P Global Market Intelligence, a division of S&P Global. Note: Peer defined as public banks and thrifts with assets $500M - $5B (excludes current M&A targets and MHCs). Peer includes only those companies currently in operation. LCNB has consistently delivered solid operating performance and profitability regardless of economic climate, as demonstrated in the chart below. LCNB has exceeded 11% return on tangible common equity in each of the last ten years and over the last twelve months. 0% 5% 10% 15% 20% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 LTM 06/17 R O A T C E LCNB Peer Median Peer Average LTM 06/17 LCNB = 11.82% Peer Median = 9.46%

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Footnote Margin 4.60 Colors FBR Sky 178 210 224 FBR Forest 0 72 70 FBR Cream 222 215 170 FBR Burgundy 110 0 50 FBR Silver 178 178 178 FBR Blue 5 5 80 FBR Sage 122 178 175 FBR Tan 184 155 104 FBR Brick 200 100 100 FBR Charcoal 51 51 51 FBR Steel 45 55 125 FBR Brown 87 61 17 Shading 234 234 234 3.65 3.10 2.70 2.90 2.20 3.00 3.85 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% LCNB has an average ROAA of 1.23% and an average ROAE of 12.89% for the last 42 years, including the the last financial crisis LCNB Consistent Profitability – ROAA AND ROAE 8 ROAA ROAE LCNB 42-Yr. Avg.: 1.23% LCNB 42-Yr. Avg.: 12.89% Avg. of U.S. public banks: 0.61% Avg. of U.S. public banks: 6.24% 102% Higher 107% Higher Source: S&P Global Market Intelligence, a division of S&P Global, Company documents. LTM as of 6/30/17 1 Average calculated from 1990-2017Q2, the longest time period for which public data are available.

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Footnote Margin 4.60 Colors FBR Sky 178 210 224 FBR Forest 0 72 70 FBR Cream 222 215 170 FBR Burgundy 110 0 50 FBR Silver 178 178 178 FBR Blue 5 5 80 FBR Sage 122 178 175 FBR Tan 184 155 104 FBR Brick 200 100 100 FBR Charcoal 51 51 51 FBR Steel 45 55 125 FBR Brown 87 61 17 Shading 234 234 234 3.65 3.10 2.70 2.90 2.20 3.00 3.85 LCNB – Positive Momentum Relative to Peer 9 Price/ Price/LTM Dividend Pricing as of 9/30/17 TBVPS Core EPS Yield All $1-$5 Billion in Midwest 179% 16.7 1.6% LCNB ($20.95 per share) 184% 16.2 3.1% * LCNB is the 4th highest of the 56 Midwest Institutions in terms of dividend yield. Source: S&P Global Market Intelligence, a division of S&P Global. Based on June 30, 2017 financials. (1) Based on an average Core ROATCE from 2013 - YTD 6/17 greater than 11% and a Core ROATCE greater than 11% for YTD 6/30/17. (2) Includes assets acquired by acquisition for all companies. Core ROATCE > 11% (1) Core EPS Growth > 7% (YTD 6/17 vs. 6/16) Asset Growth > 10% (2013 - YTD 6/17 C.A.G.R.) Texas Ratio < 5% & NPAs / Total Assets < 0.35% TCE / Tangible Assets > 8.5% Publicly Traded Banks $1 - $5 Billion in Total Assets and Headquartered in the Midwest 38 Institutions 56 Institutions 14 Institutions 4 Institutions 3 Institutions Only LCNB Asset Quality Capital Balance Sheet Growth Income Growth Profitability

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Footnote Margin 4.60 Colors FBR Sky 178 210 224 FBR Forest 0 72 70 FBR Cream 222 215 170 FBR Burgundy 110 0 50 FBR Silver 178 178 178 FBR Blue 5 5 80 FBR Sage 122 178 175 FBR Tan 184 155 104 FBR Brick 200 100 100 FBR Charcoal 51 51 51 FBR Steel 45 55 125 FBR Brown 87 61 17 Shading 234 234 234 3.65 3.10 2.70 2.90 2.20 3.00 3.85 LCNB – Deposit and Loan Mix Contributes to Strong NIM 10 Deposit Composition at 6/30/17 Loan Breakdown at 6/30/17 LCNB YTD Cost of Deposits: 0.30% Peer Median YTD Cost of Deposits: 0.40% LCNB YTD Yield on Loans: 4.40% Peer Median YTD Yield on Loans: 4.60% Source: S&P Global Market Intelligence, a division of S&P Global. Note: Deposit and loan mix based on FR-Y 9C. Regulatory filings capture some transaction accounts as MMDA. Peer defined as public banks and thrifts with assets $500M - $5B (excludes current M&A targets and MHCs). Peer includes only those companies currently in operation.

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Footnote Margin 4.60 Colors FBR Sky 178 210 224 FBR Forest 0 72 70 FBR Cream 222 215 170 FBR Burgundy 110 0 50 FBR Silver 178 178 178 FBR Blue 5 5 80 FBR Sage 122 178 175 FBR Tan 184 155 104 FBR Brick 200 100 100 FBR Charcoal 51 51 51 FBR Steel 45 55 125 FBR Brown 87 61 17 Shading 234 234 234 3.65 3.10 2.70 2.90 2.20 3.00 3.85 LCNB Asset Quality – NCOs / Avg. Loans 11 LCNB has achieved consistently strong profitability without reaching for growth or compromising its credit standards. LCNB’s intimate knowledge of its communities and its customers has resulted in minimal credit losses throughout and since the recession. 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 LTM 06/17 LCNB Peer Median Peer Average Source: S&P Global Market Intelligence, a division of S&P Global. Note: Peer defined as public banks and thrifts with assets $500M - $5B (excludes current M&A targets and MHCs). Peer includes only those companies currently in operation.

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Footnote Margin 4.60 Colors FBR Sky 178 210 224 FBR Forest 0 72 70 FBR Cream 222 215 170 FBR Burgundy 110 0 50 FBR Silver 178 178 178 FBR Blue 5 5 80 FBR Sage 122 178 175 FBR Tan 184 155 104 FBR Brick 200 100 100 FBR Charcoal 51 51 51 FBR Steel 45 55 125 FBR Brown 87 61 17 Shading 234 234 234 3.65 3.10 2.70 2.90 2.20 3.00 3.85 LCNB – Stable Common Dividends 12 LCNB Common Dividend Payments Per Share LCNB has never decreased or suspended its dividend since beginning dividend payments in 1998, LCNB has consistently maintained or increased its quarterly dividend LCNB shares currently yield 3.05% versus an average of 1.43% for publicly traded, small cap U.S. banks 1 Source: S&P Global Market Intelligence, a division of S&P Global. *2017 annualized as of 9/30/17 1 Based on market data as of 9/30/17 $0.36 $0.40 $0.45 $0.46 $0.51 $0.53 $0.56 $0.58 $0.60 $0.62 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Footnote Margin 4.60 Colors FBR Sky 178 210 224 FBR Forest 0 72 70 FBR Cream 222 215 170 FBR Burgundy 110 0 50 FBR Silver 178 178 178 FBR Blue 5 5 80 FBR Sage 122 178 175 FBR Tan 184 155 104 FBR Brick 200 100 100 FBR Charcoal 51 51 51 FBR Steel 45 55 125 FBR Brown 87 61 17 Shading 234 234 234 3.65 3.10 2.70 2.90 2.20 3.00 3.85 LCNB – Dividend Payout Ratio 13 In nine of the last 10 years, and over the last 12 months, LCNB has returned half or more of its net income to shareholders through dividends. Unlike many banks in the 2008 – 2011 period, LCNB never reduced its dividend and maintains a strong dividend payout ratio. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 LTM 06/17 LCNB Peer Median Peer Average Source: S&P Global Market Intelligence, a division of S&P Global. Note: Peer defined as public banks and thrifts with assets $500M - $5B (excludes current M&A targets and MHCs). Peer includes only those companies currently in operation.

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Footnote Margin 4.60 Colors FBR Sky 178 210 224 FBR Forest 0 72 70 FBR Cream 222 215 170 FBR Burgundy 110 0 50 FBR Silver 178 178 178 FBR Blue 5 5 80 FBR Sage 122 178 175 FBR Tan 184 155 104 FBR Brick 200 100 100 FBR Charcoal 51 51 51 FBR Steel 45 55 125 FBR Brown 87 61 17 Shading 234 234 234 3.65 3.10 2.70 2.90 2.20 3.00 3.85 LCNB – Ownership Profile 14 Source: S&P Global Market Intelligence, a division of S&P Global. Stakeholder / Insider Ownership Information Top 20 - Institutional Ownership Information Holder % Owned Holder % Owned LCNB National Bank 7.29% LCNB Corp. (Asset Management Arm) 6.84% John H. Kochensparger III 1.48% FMR LLC 5.35% Spencer S. Cropper 1.16% Fidelity Management & Research Co. 4.78% William H. Kaufman 0.72% Kennedy Capital Management Inc. 4.08% Stephen P. Wilson 0.65% BlackRock Inc. 4.06% George L. Leasure 0.35% Vanguard Group Inc. 3.41% Steve P. Foster 0.17% State Street Global Advisors Inc. 1.59% Leroy F. McKay 0.08% Goldman Sachs Group Inc. 1.28% Matthew P. Layer 0.06% American Money Management Corp. 1.09% Anne E. Krehbiel 0.04% Northern Trust Global Investments 0.95% Seymour M. Jacobs 0.03% Renaissance Technologies LLC 0.94% Robert C. Haines II 0.03% Wellington Management Group LLP 0.84% Eric J. Meilstrup 0.02% Cardinal Capital Management L.L.C. 0.67% Michael R. Miller 0.01% Geode Capital Management LLC 0.64% Valerie S. Krueckeberg 0.00% Clearwater Management Co. Inc 0.62% Russell Investment Management LLC 0.51% Robert W. Baird & Co. Inc. 0.48% Company Statistics TIAA 0.43% Ticker LCNB BNY Asset Management 0.41% Price ($) as of 9/30/17 $20.95 Johnson Investment Counsel Inc. 0.41% Total Shares Outstanding 10,018,507 Total Float 8,795,438 Float (%) 87.8% Stakeholder/Insider Ownership (%) 12.1% Institutional Ownership (%) 38.7% Top 10 Insider Holders (%) 12.0% LCNB has a good balance of insider and institutional ownership

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Footnote Margin 4.60 Colors FBR Sky 178 210 224 FBR Forest 0 72 70 FBR Cream 222 215 170 FBR Burgundy 110 0 50 FBR Silver 178 178 178 FBR Blue 5 5 80 FBR Sage 122 178 175 FBR Tan 184 155 104 FBR Brick 200 100 100 FBR Charcoal 51 51 51 FBR Steel 45 55 125 FBR Brown 87 61 17 Shading 234 234 234 3.65 3.10 2.70 2.90 2.20 3.00 3.85 LCNB – Stock Liquidity 15 Liquidity – Average Daily Trading Volume (“ADTV”) Source: S&P Global Market Intelligence, a division of S&P Global. Data from September 30, 2007 through September 30, 2017. 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 S-07 S-08 S-09 S-10 S-11 S-12 S-13 S-14 S-15 S-16 S-17 LCNB Three Month ADTV 11,710 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Three Month ADTV as of 9/30/17 LCNB 3 Month ADTV LCNB has a steadily improved stock liquidity over the past 10 years

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Footnote Margin 4.60 Colors FBR Sky 178 210 224 FBR Forest 0 72 70 FBR Cream 222 215 170 FBR Burgundy 110 0 50 FBR Silver 178 178 178 FBR Blue 5 5 80 FBR Sage 122 178 175 FBR Tan 184 155 104 FBR Brick 200 100 100 FBR Charcoal 51 51 51 FBR Steel 45 55 125 FBR Brown 87 61 17 Shading 234 234 234 3.65 3.10 2.70 2.90 2.20 3.00 3.85 LCNB Stock – 10-Year Total Return 16 Source: S&P Global Market Intelligence, a division of S&P Global. -100% -50% 0% 50% 100% 150% 200% Sep-07 Sep-08 Sep-09 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 LCNB SNL U.S. Bank and Thrift LCNB has outperformed the overall banking index over the past 10 years

MS Margin 3.45 Text Margin 2.90 MS Margin 5.00 MS Margin 5.00 Footnote Margin 4.60 Colors FBR Sky 178 210 224 FBR Forest 0 72 70 FBR Cream 222 215 170 FBR Burgundy 110 0 50 FBR Silver 178 178 178 FBR Blue 5 5 80 FBR Sage 122 178 175 FBR Tan 184 155 104 FBR Brick 200 100 100 FBR Charcoal 51 51 51 FBR Steel 45 55 125 FBR Brown 87 61 17 Shading 234 234 234 3.65 3.10 2.70 2.90 2.20 3.00 3.85 Forward-Looking Statements 17 This presentation, as well as other written or oral communications made from time to time by us, contains certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “target,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. These forward-looking statements regarding future events and circumstances involve known and unknown risks, including those risk factors set forth in our Annual Report on Form 10-K, our 10-Q filings, and other SEC filings. These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results will meet our expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law.